UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

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US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd., Suite 1000

Boise, Idaho 83702

(Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

________________________

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to Purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2019, US Ecology, Inc. (“Company”) filed a report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”), in which it disclosed among other matters, that the Board of Directors of the Company (“Board”) authorized the granting of performance stock units (“PSUs”) to certain executive officers of the Company (“Named Executive Officers”) in 2020 (“2020 PSUs”), which would be earned and vest over a three-year period beginning January 1, 2020 based on the Company’s achievement of targets with respect to the Company’s adjusted earnings per share (“EPS”) and return on invested capital (“ROIC”), each weighted at 50% of the target number of 2020 PSUs. The Compensation Committee of the Board subsequently determined that because of the COVID-19 pandemic and related economic uncertainty, future financial targets, such as EPS and ROIC, would be difficult, if not impossible, to determine at this time. As a result, these performance targets have not been established and the 2020 PSUs have not been granted. Because of the uncertain duration of the COVID-19 pandemic and its impact on the broader economy and the Company, the Board believes that the Company’s total shareholder return (“TSR”) over the performance period relative to two separate comparator groups is a better measurement of performance and more aligned with shareholder expectations.

On July 16, 2020, the Board approved the granting of PSUs to Named Executive Officers, with the performance measure being set to TSR (“2020 PSUs-TSR”). Specifically, each Named Executive Officer will be eligible to receive 0% to 200% of the target number of PSUs (“Target PSUs”), based on (i) the Company’s TSR relative to the TSR of the S&P 600 companies (50% of Target PSUs) and (ii) the TSR of certain companies in the environmental and facilities services industry (50% of Target PSUs), in each case over a two and one-half year performance period beginning July 1, 2020 and concluding on December 31, 2022. Target PSUs will be established based on the price of the Company’s common stock as of the grant date and the dollar value of PSUs assigned to each Named Executive Officer, which dollar value remains unchanged from what the Board previously approved and the Company reported in its report on Form 8-K filed on November 7, 2019. Performance will be determined as set forth below:

50% Based on TSR vs. S&P 600 Companies		50% Based on TSR vs. Custom Peer Group
Percentile Rank - 2.5 Year TSR vs. S&P 600 Companies	Resulting Shares Earned (% of Target)	Percentile Rank - 2.5 Year TSR vs. Peer Group Companies	Resulting Shares Earned (% of Target)
90th Percentile or above	200%	90th Percentile or above	200%
50th Percentile	100%	50th Percentile	100%
35th Percentile	50%	35th Percentile	50%
Below 35th Percentile	0%	Below 35th Percentile	0%
• Straight-line interpolation between points		• Straight-line interpolation between points

The Board also approved the accrual of dividend-equivalents on unvested 2020 PSUs-TSR, to be settled as additional shares of the Company’s common stock in proportion to the number of underlying PSUs that vest. Any accrual will be dependent on the Company re-establishing the currently suspended dividend.

The foregoing description of 2020 PSUs-TSR does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on November 1, 2019, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: July 20, 2020	By:/S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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